Aberdeen Select International Equity Fund (formerly known as the Artio International Equity Fund)

Supplement dated June 5, 2013 to the prospectus dated March 1, 2013, as amended

At the adjourned session of the shareholder meeting held on June 4, 2013, shareholders of the Aberdeen Select International Equity Fund (formerly known as the Artio International Equity Fund) approved an investment advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) effective June 4, 2013.  In addition, shareholders of the Aberdeen Select International Equity Fund also approved a subadvisory agreement with Aberdeen Asset Managers Limited (“AAML”) effective June 4, 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE.